EXHIBIT 99.2

                        NOTICE OF GUARANTEED DELIVERY FOR
                          DOLLAR FINANCIAL GROUP, INC.

         THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED TO ACCEPT THE EXCHANGE OFFER OF DOLLAR FINANCIAL GROUP, INC. (THE "COMPANY") MADE
PURSUANT TO THE PROSPECTUS, DATED         , 1997 (THE "PROSPECTUS"), IF
CERTIFICATES FOR THE OUTSTANDING 10-7/8% SENIOR NOTES DUE 2006 OF THE COMPANY (THE "OLD NOTES") ARE NOT IMMEDIATELY AVAILABLE OR IF THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS OR TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OF THE EXCHANGE OFFER. SUCH FORM MAY BE DELIVERED OR TRANSMITTED BY TELEGRAM, TELEX, FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO FLEET NATIONAL BANK (THE "EXCHANGE AGENT") AS SET FORTH BELOW. IN ADDITION, IN ORDER TO UTILIZE THE GUARANTEED DELIVERY PROCEDURE TO TENDER OLD NOTES PURSUANT TO THE EXCHANGE OFFER, A COMPLETED, SIGNED AND DATED LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) MUST ALSO BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. CAPITALIZED TERMS NOT DEFINED HEREIN ARE DEFINED IN THE PROSPECTUS.

                DELIVERY TO: FLEET NATIONAL BANK, EXCHANGE AGENT.

                                    BY MAIL:

                               FLEET NATIONAL BANK
                           CORPORATE TRUST OPERATIONS
                                   CT/OP/0238
                                  P.O. BOX 1440
                                777 MAIN STREET,
                           HARTFORD, CONNECTICUT 06143

                          ATTENTION: PATRICIA WILLIAMS

                              BY OVERNIGHT COURIER:

                                   FLEET BANK
                           CORPORATE TRUST OPERATIONS
                                   CT/OP/0238
                                ONE TALCOTT PLAZA
                           HARTFORD, CONNECTICUT 06106

                             ATTN: PATRICIA WILLIAMS

                                  BY FACSIMILE:

                                 (860) 986-7908

                              CONFIRM BY TELEPHONE:

                                 (860) 986-1271

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

         UPON THE TERMS AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE ACCOMPANYING LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY TENDERS TO THE COMPANY THE PRINCIPAL AMOUNT OF OLD NOTES SET FORTH BELOW, PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE DESCRIBED IN "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" SECTION OF THE PROSPECTUS.

PRINCIPAL AMOUNT OF OLD NOTES TENDERED:*

$_____________________________________

CERTIFICATE NOS. (IF AVAILABLE):

______________________________________

TOTAL PRINCIPAL AMOUNT REPRESENTED BY                         IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY
OLD NOTES CERTIFICATE(S):                                     TRANSFER TO THE DEPOSITORY TRUST COMPANY,
                                                              PROVIDE ACCOUNT NUMBER:

$_____________________________________                        ACCOUNT NUMBER_____________________________

*MUST BE IN DENOMINATIONS OF PRINCIPAL AMOUNT OF $1,000 AND ANY INTEGRAL MULTIPLE THEREOF.


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         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X_______________________________________   _____________________________________

X_______________________________________   _____________________________________
 SIGNATURE(S) OF OWNERS(S)                                DATE
 OR AUTHORIZED SIGNATORY

AREA CODE AND TELEPHONE NUMBER:_______________________________


         MUST BE SIGNED BY THE HOLDER(S) OF OLD NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR OLD NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

NAME(S):         ____________________________________________________
                 ____________________________________________________
                 ____________________________________________________
                 ____________________________________________________
CAPACITY:        ____________________________________________________
                 ____________________________________________________
ADDRESS(ES):     ____________________________________________________

                                    GUARANTEE

         THE UNDERSIGNED, A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE, OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., OR A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES, HEREBY GUARANTEES THAT THE CERTIFICATES REPRESENTING THE PRINCIPAL AMOUNT OF OLD NOTES TENDERED HEREBY IN PROPER FORM FOR TRANSFER, OR TIMELY CONFIRMATION OF THE BOOK-ENTRY TRANSFER OF SUCH OLD NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY PURSUANT TO THE PROCEDURES SET FORTH IN "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" SECTION OF THE PROSPECTUS, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) WITH ANY REQUIRED SIGNATURE GUARANTEE AND ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL, WILL BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS SET FORTH ABOVE, NO LATER THAN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF EXECUTION HEREOF.


--------------------------------------------------------------------------------
    NAME OF FIRM                                    AUTHORIZED SIGNATURE


--------------------------------------------------------------------------------
      ADDRESS                                              TITLE

                                         NAME:
--------------------------------------------------------------------------------
                        ZIP CODE                    (PLEASE TYPE OR PRINT)

AREA CODE AND TEL. NO.                  DATED:
--------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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